eHealth Announces Extension of Blue Torch Term Loan

eHealth Reaffirms its Commitment to Enhance Capital Structure Beyond this Deal

AUSTIN, Texas, October 7, 2025 – eHealth, Inc. (Nasdaq: EHTH), a leading private online health insurance marketplace (the “Company”), today announced that it has entered into an amendment to its existing term loan credit agreement with Blue Torch Finance LLC and its lender group. The amendment extends the maturity date of the Company’s term loan to January 29, 2027. All other key terms of the credit agreement, including the applicable interest rate, remain unchanged.

“We are pleased to have reached an agreement with our lender group to extend the maturity of our term loan,” said Derrick Duke, Chief Executive Officer of eHealth. “This extension provides us with additional financial flexibility as we continue to strengthen our capital structure, execute on our strategic initiatives and position eHealth for long-term success.”

eHealth continues to work on and is making progress toward enhancing its capital structure. eHealth’s capital strategy is focused on three primary objectives:

•Addressing the term loan maturity date, which has now been achieved.
•Leveraging the Company’s sizeable commissions receivable asset to increase access to capital for the purpose of supporting profitable growth in both core Medicare Advantage and diversification areas, which remains a near term priority for the Company.
•Addressing the Company’s convertible Series A preferred stock instrument.

Recognizing that building a best-in-class capital structure may require multiple phases, eHealth remains committed to advancing each of these objectives.

Mr. Duke added, “We appreciate the ongoing support of our lenders and are committed to maintaining a strong capital structure. Our management team, together with our Board and external advisors, continues to evaluate all available options to optimize our capital structure and maximize value for our shareholders.”

About eHealth, Inc.

We’re Matchmakers. For over 25 years, eHealth has helped millions of Americans find the healthcare coverage that fits their needs at a price they can afford. As a leading independent licensed insurance agency and advisor, eHealth offers access to over 180 health insurers, including national and regional companies.

For more information, visit eHealth.com or follow us on LinkedIn, Facebook, Instagram, and X. Open positions can be found on our career page.

Forward Looking Statements

This press release contains statements that are forward-looking statements as defined within the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this press release include, but are not limited to, statements relating to the following: our expectations regarding our future financial position, financial flexibility and business strategy; our capital strategy and objectives for our future operations, including the expected impact of the Company’s term loan amendment announced in this press release on our business, financial condition and results of operations; our continuing efforts to support profitable growth, leverage our commissions receivable asset to increase access to capital, and address our convertible Series A preferred stock instrument, and our ability to achieve our capital strategy, financial objectives and long-term value creation; and other statements regarding our future operations, financial condition, prospects and business strategies.

Forward-looking statements are inherently subject to various risks and uncertainties that could cause actual results to differ materially from the statements made. The risks and uncertainties that could cause our results to differ materially from those expressed or implied by such forward-looking statements include those described in eHealth's most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission and available on the investor relations page of eHealth's website at http://www.ehealthinsurance.com and on the Securities and Exchange Commission's website at www.sec.gov.

All forward-looking statements in this press release are based on information available to eHealth as of the date hereof, and eHealth does not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made, except as required by law.

Contact:

Media
Lara Sasken
Chief Communications Officer
pr@ehealth.com

Investors
Kate Sidorovich, CFA
Senior Vice President, Investor Relations & Corporate Development
investors@ehealth.com